UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
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Trans World Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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TRANS WORLD CORPORATION

May 15, 2015

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at the law offices of Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007, on Friday, June 26, 2015 at 10:00 am Eastern time.  The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders.  For the reasons set forth in the attached Proxy Statement, the Board unanimously recommends that you vote “FOR” the Board’s nominees for director, “FOR” an advisory vote on the Board’s recommendations regarding Executive Compensation, “FOR” the ratification of the appointment of WithumSmith+Brown, P.C. as the Company’s independent registered public accountants for fiscal 2015, and “FOR” each other matter to be considered.  Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of, and interest in, Trans World Corporation are greatly appreciated.

Sincerely,

Rami S. Ramadan
President and Chief Executive Officer

_____________________________

545 FIFTH AVENUE, SUITE 940, NEW YORK, NEW YORK 10017

TEL:  212.983.3355  FAX:  212.983.8129

WWW.TRANSWC.COM

TRANS WORLD CORPORATION

545 Fifth Avenue, Suite 940

New York, New York 10017

(212) 983-3355

_______

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 26, 2015

_________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Annual Meeting”) of Trans World Corporation (“TWC” or the “Company”) will be held at the law offices of Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007, on Friday, June 26, 2015 at 10:00 am Eastern time.  At the meeting, the holders of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), will act on the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

(1)	To elect seven (7) directors for a one-year term or until their successors are elected and qualified;

(2)	To cast a non-binding advisory vote on executive compensation, including compensation to the named executive officer in the event of a change of control of the Company (“Say-on-Pay”);

(3)	To ratify the appointment by the Board of Directors of WithumSmith+Brown, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015; and,

(4)

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.  Except with respect to the procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other such business.

The Board of Directors has fixed May 12, 2015 as the voting record date for the determination of the holders of the Company’s Common Stock, entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

Please note that the rules governing brokers have changed recently. Brokers may not vote your shares on the election of directors or any other non-routine matters if you have not given your broker specific instructions as to how to vote. Please vote your proxy in order to give your broker specific voting instructions so that your vote can be counted.

BY ORDER OF THE BOARD OF DIRECTORS

Rami S. Ramadan

President and Chief Executive Officer

New York, New York

May 15, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2015:  Copies of the Annual Report to Stockholders, the Notice of Annual Meeting of Stockholders, the Proxy Statement and the Proxy Card for the 2015 Annual Meeting are available via the internet at www.transwc.com in the “Investor Relations” section.

Each stockholder and guest attending the Annual Meeting may be required to present valid picture identification for admission.  Persons holding shares in “street name” (i.e. through a broker or other nominee) will need to present their brokerage statement reflecting stock ownership as of the record date upon check-in at the meeting.  Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

It is important that your shares be represented regardless of the number you own.  Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided.  If you attend the meeting, you may vote either in person or by proxy.  Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.

TRANS WORLD CORPORATION

_______________

PROXY STATEMENT

_______________

ANNUAL MEETING OF STOCKHOLDERS

June 26, 2015

GENERAL

This Proxy Statement is furnished to holders of the Common Stock, par value $0.001 per share (“Common Stock”), of Trans World Corporation, a Nevada corporation (“TWC” or the “Company”).  Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the law offices of Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007, on Friday, June 26, 2015 at 10:00 am Eastern time or at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders.  This Proxy Statement is first being mailed to stockholders on or about May 15, 2015.

The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein.  If no contrary instructions are given, each proxy received will be voted: (i) FOR the nominees for director described herein; (ii) FOR the non-binding advisory vote on executive compensation, including compensation to the named executive officer in the event of a change of control of the Company (“Say-on-Pay”); (iii) FOR the ratification of the appointment of WithumSmith+Brown, P.C. as the Company’s independent registered public accountants for fiscal 2015; and (iv) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the proxy holder.  Any holder of shares of the Company’s Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence.  Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Secretary of the Company written notice thereof (Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person.  For shares held in “street name,” the stockholder must follow the directions provided by its bank, broker or other intermediary for revoking or modifying voting instructions.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

VOTING

Only holders of record of the Common Stock at the close of business on May 12, 2015 (“Voting Record Date”) will be entitled to vote at the Annual Meeting.  On the Voting Record Date, there were 8,821,205 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding.  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock of the Company entitled to vote on the matters presented will constitute a quorum for the transaction of business at the Annual Meeting.  Thus, the presence of the holders of Common Stock representing at least 4,410,603 votes will be required to establish a quorum.  The withdrawal of any stockholder after the Annual Meeting has commenced, will have no effect on the existence of a quorum.  Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.  Directors are elected by a plurality of the votes cast with a quorum present.  A properly executed proxy that strikes through the name of one or more directors or is marked “withhold authority” with respect to all of the nominees for director will not be voted with respect to the director or directors indicated.  The seven persons who receive the greatest number of votes of the holders of shares of Common Stock entitled to vote at the Annual Meeting will be elected directors of the Company.  Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors.  The affirmative vote of the holders of majority of all of the outstanding shares of Common Stock of the Company entitled to vote and cast at the Annual Meeting is required to approve the proposals regarding approval of: (i) the Say-on-Pay advisory vote; and, (ii) the appointment of the independent registered public accountants.  Because of the votes required on such matters, abstentions will have the same effect as a vote against those proposals.

For the purposes of determining whether a proposal has received the requisite vote of the holders of the Common Stock in instances where brokers are prohibited from exercising or choose not to exercise discretionary authority for beneficial owners who have not provided voting instructions (so-called “broker non-votes”), those shares of Common Stock will not be included in the vote totals and, therefore, will have no effect on the vote on any of such proposals. Pursuant to the Financial Industry Regulatory Authority’s (formerly the National Association of Securities Dealers Inc.) (“FINRA”) Conduct Rules, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners.  A broker will only have such authority if:  the broker holds the shares as executor, administrator, guardian or trustee or is a similar representative or fiduciary with authority to vote; or the broker is acting pursuant to the rules of any national securities exchange of which the broker is also a member.

Prior to 2010, the election of directors was considered a routine matter for which brokers were permitted to vote shares without customer direction.  Brokers are now no longer permitted to vote shares for the election of directors in this manner.  In addition, if you do not provide your broker with instructions as to how you wish to vote on Proposal #2 – Say-on-Pay advisory vote, your broker will not be permitted to vote your shares as to these matters.  Therefore, we urge you to give voting instructions to your broker on all proposals at least 10 days before the date of the Annual Meeting, or by June 16, 2015, so that your broker will have sufficient time to vote for you.  Shares that are not voted by a broker given the absence of customer direction are called “broker non-votes.”  Broker executed proxy cards will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but broker non-votes will not be considered votes cast for or against a proposal and therefore will have no direct impact on the election of directors, but will have the same effect as a vote against Proposal #2.  Under these rules, absent authority or directions described above, brokers will not be able to vote on:  Proposal #1 – the election of directors and Proposal #2 – the Say-on-Pay advisory vote, but will be able to vote to ratify the Board’s selection of independent accountants.

On May 12, 2015, directors and executive officers of the Company beneficially owned 3,882,246 shares of Common Stock or 41.6% of the total shares of Common Stock outstanding at such date.  It is anticipated that all of such shares will be voted “FOR” the election of the nominees of the Company’s Board of Directors; “FOR” the non-binding advisory vote on executive compensation, including compensation to the named executive officer in the event of a change of control of the Company; and “FOR” the ratification of the selection of WithumSmith+Brown, P.C. as the Company’s independent registered public accountants. The Board of Directors has appointed Mr. Patrick J. Bennett, Sr. an independent director of the Company, as the inspector of election who will count and tally the votes at the Annual Meeting.  Final voting results will be determined by the Company and will be filed with the SEC in a Form 8-K four business days after the Annual Meeting. (See “Stockholder Proposals” below).

The vote on Proposal #2 (Say-on-Pay) and on Proposal #3 (approval of accountants) are advisory and are not binding on the Company.  However, the Board of Directors will consider the outcome of these votes in its future deliberations.

CORPORATE GOVERNANCE PRINCIPLES

The Securities and Exchange Commission (“SEC”) and The NASDAQ Stock Market have promulgated rules to address certain requirements of the Sarbanes-Oxley Act of 2002 dealing with corporate governance.  While the Company’s Common Stock is not traded on the NASDAQ Stock Market, the Company’s Board of Directors and its Audit, Compensation and Nominating Committees adopted in the first quarter of 2004, and revised in March, 2015 governance principles along the lines of such requirements to provide guidance for the Board and those committees to ensure effective corporate governance.  These governance principles are summarized below.  The committee charters are described in the sections of this Proxy Statement that discuss the duties and responsibilities of those committees.

Board Purpose and Responsibilities

The business of TWC is managed under the direction of its Board of Directors.  The Board represents and acts on behalf of all stockholders and the Company and is responsible for establishing and helping the Company achieve its business objectives through oversight, review and counsel.  The Board’s responsibilities include, among other things:

• approving and monitoring critical business and financial strategies;

• assessing major risks facing the Company, and options for their mitigation;

• approving and monitoring major corporate actions;

• overseeing processes designed to ensure TWC’s and the Company employees’ compliance with applicable laws and regulations and the Company’s Code of Ethics for Executive Officers;

• overseeing processes designed to ensure the accuracy and completeness of the Company’s financial statements;

• monitoring the effectiveness of TWC’s internal controls;

• selecting, evaluating, and setting appropriate compensation for the chief executive officer upon the recommendation of the Compensation Committee of the Board;

• reviewing the recommendations of management for, and electing, the Company’s executive officers;

• overseeing the compensation of the Company’s executive officers elected by the Board;

• oversees succession planning for the Chief Executive Officer position; and

• considers the Company’s positions on issues related to corporate responsibility, public policy and philanthropy.

Governance Guidelines

The Board of Directors has determined that to be considered independent, an outside director may not have a direct or indirect material relationship with the Company.  A material relationship is one which impairs or inhibits, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on behalf of the Company and its stockholders.  In determining whether a material relationship exists, the Board considers a number of factors, which may include, for example, the purchase or sales of goods and/or services between the Company and an entity with which a director is affiliated (as an executive officer, partner or substantial stockholder).  The Audit Committee reviews the Board’s approach to determining director independence periodically and recommends changes as appropriate for consideration and approval by the full Board.

Consistent with these considerations, the Audit Committee has recommended to the Board, and the Board has reviewed, all relationships between the Company and the members of the Board.  Except for Mr. Ramadan, who serves as the Company’s President and Chief Executive Officer and as a member of the Company’s Board of Directors, and Messrs. Batzer and Goldberg who represent certain significant stockholders of the Company, the Board believes that the remaining four members of the Company’s Board of Directors consist of independent directors who meet the Company’s standards for independence.  Notwithstanding the number of shares beneficially owned by Mr. Ewing, the Board found him to be independent under the Company’s guidelines.

The Board of Directors has adopted corporate governance guidelines that set forth certain Board policies including:

• qualifications for employee and non-employee Board members;

• how often the Board will meet, provisions for special meetings of the Board and the expectation of director attendance;

• when a Board member should not participate in Board discussions or vote on a Board matter;

• restrictions on service on the Boards of other companies;

• the purpose and responsibilities of the Board committees;

• committee membership and leadership;

• the Board’s ability to meet with TWC employees without the presence of executive officers to obtain information;

• the Board’s ability to hire such independent advisers, including attorneys, accountants and other consultants, as it deems necessary or appropriate to carry out its duties; and,

• stockholder access to the Board.

A copy of the Company’s Corporate Governance Guidelines and the Board Committee Charters are available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will also be furnished without charge to any stockholder upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Ethical Standards

The Board of Directors also codified principles and guidelines for the Company’s executive officers.  The Code of Ethics for Executive Officers (the “Code of Ethics”) requires that TWC’s executive officers affirmatively agree to:

• engage in honest and ethical conduct;

• avoid conflicts of interest;

• take all reasonable measures to protect the confidentiality of non-public information about TWC and its customers;

• produce full, accurate, timely and understandable disclosure in reports filed with the SEC;

• comply with any applicable governmental laws, rules and regulations; and,

• report any possible violation of the Code to TWC’s chief financial officer.

A copy of the Company’s Code of Ethics is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.  If the Company amends or waives the Code of Ethics with respect to the chief executive officer, principal financial or principal accounting officer, it will describe the amendment or waiver in a Form 8-K to be filed with the SEC under applicable regulations.

Director Continuing Education

We are committed to ensuring that our directors remain informed with respect to best practices in corporate governance. Each director is afforded the opportunity to meet with members of our senior management, visit our facilities and consult with independent advisors as necessary or appropriate. Directors are encouraged to undertake continuing education to properly perform their duties. Although the Company does not have a formal continuing education process for directors, in 2014, the Board was briefed by management and the Company’s independent registered public accountants on current tax law changes and relevant pending legislation in the Czech Republic, any SEC rule changes, fiduciary duties and other current topics relevant to the Company’s business, including issues that are relevant to particular committees of the Board. Directors were presented with materials on these subjects and engaged in discussions on each of the topics during these sessions.

Director Stock Ownership

We recognize the importance of aligning our Board’s interests with those of our shareholders. Directors are encouraged to own shares of our Common Stock and, as noted in the section “Compensation of Directors,” below, the members of the Board have opted to defer a portion of their board fees into the 2008 Deferred Compensation Plan. Members of the Board are also eligible to receive non-incentive stock options from the TWC 2014 Equity Incentive Plan (the “2014 Equity Plan”). Directors are subject to the Company’s Insider Trading Policy and are restricted from trading in Company shares except during limited periods including following the release of Company earnings, provided that no Director is permitted to trade in Company securities while in the possession of non-public inside information. The Insider Trading Policy further prohibits the pledging, short sale or hedging of the Company’s Common Stock.

The Board’s Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, including reviewing information regarding the Company’s credit, liquidity and operations, as well as reports from management on enterprise risk and committee reports.  The Compensation Committee is responsible for overseeing the management of risks relating to TWC’s executive compensation.  The Audit Committee is responsible for overseeing the management of financial risks.  The Board as a whole is responsible for overseeing the management of risks associated with Board independence and potential conflicts of interests. While each committee is responsible for evaluating and overseeing the management of such risks, the entire Board is regularly informed of each committee’s analysis.

The Board of Directors does not view risk in isolation.  Risks are considered in every business decision and as a part of the Company’s business strategy.  The Board recognizes that it is neither possible nor prudent to eliminate all risk and that some risk is inherent in every business opportunity that the Company may pursue in order to achieve its business objectives.  While the Board of Directors oversees risk management, Company management is charged with managing risk, which it does through its internal processes and procedures and its internal audit and controls.  Management communicates routinely to the Board and its committees with respect to actual or potential risks that they have indentified and how they are or will be managed.

To learn more about risks facing TWC, you can review the risk factors in Part 1, Item 1A in our Form 10-K for the year ended December 31, 2014.  The risks set forth in the Form 10-K are not the only risks facing the Company.  Additionally, risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company’s business, financial condition or results of operations in the future.

Communications with the Board of Directors

The Board of Directors has established a process for stockholders to communicate with members of the Board.  If you have any concern, question or complaint regarding TWC or regarding its compliance with any policy or law, or would otherwise like to contact the Board, or any individual member of the Board, you can reach the Company’s Board of Directors by addressing your correspondence to:  Attention: Board of Directors (or the name of the individual director or Board Committee), Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.  Inquiries can be submitted anonymously and confidentially (to the extent permitted by law).

All inquiries are received and reviewed by the Company’s chief executive and chief financial officer, who must forward to the Board of Directors all items received.  If appropriate, such officer will also direct inquiries most properly addressed by officers of the Company to those officers to ensure that the inquiries are responded to in a timely manner.  The Board of Directors, or, if appropriate, a committee of the Board (such as the Audit Committee if the matter relates to accounting, auditing or internal controls), will discuss these inquiries internally and will direct any additional action it determines is necessary or appropriate.  The Board will resolve all Board-appropriate matters and will direct management as to how and when to respond to the inquiring stockholder or stockholders.

PROPOSAL #1 – PROPOSAL TO ELECT DIRECTORS

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR

Election of Directors

The Bylaws of the Company provide that the Board shall consist of not less than three or more than nine members.  Currently, the membership of the Board is set at seven and at present consists of seven members.  The Nominating Committee of the Board has nominated the seven individuals named below to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors have been elected and qualified.  Except for Mr. Pierce, all of the nominees are members of the current Board.  Each nominee has consented to serve if elected.  There are no arrangements or understandings between the persons named as nominees for director at the Annual Meeting and any other person pursuant to which such nominee was selected as a nominee for election as a director at the Annual Meeting.  No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

The Charter of the Nominating Committee of the Board of Directors specifies that the Nominating Committee is responsible for the recommendation of a nominee to the Board, or a replacement member to the Board when a vacancy occurs on the Board by reason of disqualification, resignation, retirement, death or an increase in the size of the Board.  When considering candidates for the Company’s Board of Directors, the Nominating Committee reviews the candidates’ applicable skills, taking into account current Board composition and Company circumstances.  The Committee evaluates, on an annual basis, among other things, the qualifications of individual director candidates to determine the appropriate characteristics, skills and experience as outlined in the Company’s Corporate Governance Guidelines for the Board as a whole.  The Committee will consider director nominations by stockholders, using the same criteria as described above.  The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating shareholder’s ownership of Company stock should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

The Committee considers, at a minimum, the following factors in recommending to the Board nominees and potential new Board members, or the continued service of existing members:

• the characteristics described in the Corporate Governance Guidelines, (i.e., demonstrated character and integrity; experience at a strategy or policy setting level; high-level managerial experience in a relatively complex organization, or experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company);

• whether the member or potential member assists in achieving a mix of Board members that represents a diversity of background and experience, including with respect to age, gender, international background, race, and specialized experience;

• the member’s or potential member’s independence;

• whether the member or potential member would be considered a “financial expert” or “financially literate” as described in applicable statutes, regulations, listing standards, or Audit Committee guidelines;

• the extent of the member’s or potential member’s business experience, technical expertise, or specialized skills or experience;

• whether the member or potential member, by virtue of particular experience relevant to the Company’s current or future business, will add specific value as a Board member; and,

• any factors related to the ability and willingness of a new member to serve, or an existing member to continue his or her service.

On April 21, 2014, the Company entered into an agreement with its three largest shareholders, Value Partners, Ltd. (which is controlled by Timothy Ewing, a director of Trans World Corporation), the Wynnefield group of funds and the Miller group of funds (see “Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management”), pursuant to which two then-current directors were not re-nominated for the 2014 Annual Meeting and the Board nominated Messrs. Max Batzer and David Goldberg for the vacated open seats. Those nominees were subsequently elected to the Board at the 2014 Annual Meeting of stockholders.

On March 6, 2015, Mr. Malcolm M. B. Sterrett, a current member of the Board of Directors, informed the Board that he would not seek re-election at the 2015 Annual Meeting. The Nominating Committee, upon the recommendation of Mr. Batzer, considered the candidacy of Mr. Brooks H. Pierce, and finding his nomination to be appropriate, recommended him to the Board of Directors to be included in the Board’s slate of nominees for this Annual Meeting. Mr. Pierce has consented to serve if elected. See also “Director Compensation,” below.

The election of each nominee requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting.  Cumulative voting for directors is not permitted.  The Board recommends a vote “FOR” the election of each of the nominees listed below.  Because this is a non-discretionary voting item, brokerage firms that have filed proxies but have not received voting instructions from their clients on this proposal may not vote on it.  These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for the proposal to elect the Company’s nominees for director.  See “Voting,” above.

If, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board.  Alternatively, the proxies, at the Board’s discretion, may be voted for such fewer number of nominees as results from such death, incapacity, or other unexpected occurrence.  The Board has no reason to believe that any of the nominees will be unable to serve.

Nominees

The names and ages of the nominees and other information about them, such as their professional work experience and their directorships at public companies held at any time during the past five years, if applicable, and their involvement in certain legal proceedings during the past 10 years, if applicable, are set forth below. In addition, the Company has included information about each nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as a director of the Company at the time TWC is filing this Proxy Statement, in light of the Company’s business and corporate structure.

Max W. Batzer, 71.  Mr. Batzer has been a portfolio manager at Wynnefield Capital, Inc. in New York, New York, since 1999.  He served as a director and as a member of the Nominating/Governance Committee of Summer Infant, Inc. (NASDAQ: SUMR), a designer and manufacturer of infant safety, health and wellness products, located in Woonsocket, Rhode Island from 2012 to 2014.  Since 2007, Mr. Batzer has been a director at API Group, Plc (LON: API), a UK publicly listed manufacturer of specialized packaging and security products, and serves as Chairman of the Nominations and Governance Committee and as a member of the Remuneration Committee.  He was a director of Cornell Companies, Inc., a publicly traded owner and operator of private correction facilities for adults and children in the U.S., located in Houston, Texas, and served on the Board’s Governance and Nominating Committee from 2007 and as the Chair of the Transaction Committee from its inception, in each instance until the company was acquired by the Geo Group in 2010.  Mr. Batzer served from 1991 to 1998 as the Chairman and Chief Executive Officer of Diagnostic Health Services, Inc., a company providing radiology services to health care professionals and institutions.  From 1981 through 1991, Mr. Batzer was President of General Hide and Skin Corporation, a worldwide commodity trading organization.  From 1981 until 1988, he was also a director and an executive committee member of Simmons Airlines, Inc., a publicly traded regional airline, based in Marquette, Michigan, which was subsequently acquired by American Airlines.  We believe Mr. Batzer’s financial expertise and board experience will enable him to make important contributions to our Board of Directors.

Patrick J. Bennett, Sr., 67.  Mr. Bennett was appointed to the Board on February 6, 2013 by a vote of the Board of Directors to fill a vacancy in the Board caused by the Board’s decision to increase the size of the Board by one seat.  Mr. Bennett is the President and Founder of CEO Strategies Group, a private consulting group formed in February 2011, located in the Washington D.C./Baltimore, Maryland area.  From 2001 to 2011, Mr. Bennett served as Executive Vice President, then as President and Chief Executive Officer of Covad Communications Group, Inc. (NASDAQ: COVD) in San Jose, California. Between 1998 and 2000, he served as Executive Vice President and Chief Operating Officer of Rogers AT&T Wireless (TSX: RCI) in Toronto, Canada.  He previously served as a director at Livewire Mobile, Inc. (OTC: LVWR) in Littleton, Massachusetts, until the company was sold in 2014.  Mr. Bennett is currently a director on the Board of Cosi Inc. (NASDAQ: COSI) in Deerfield, Illinois.  We believe Mr. Bennett’s financial and operating expertise, as well as his experience sitting on other boards will enable him to make valuable contributions.

Michael B. Brodsky, 47.  Mr. Brodsky is the Managing Partner of Vajra Asset Management, LLC, an investment firm. Mr. Brodsky is also presently Executive Chairman of Selectica, Inc. (NASDAQ: SLTC), a leader in contract management, procurement and sourcing software, located in San Mateo, California, where he has been on the Board of Directors since October of 2010. He is also presently Lead Director at IDsystems, Inc., located in Woodcliff Lake, New Jersey, which provides RFID wireless solutions for tracking high-value assets, since June of 2014. He is also a member of the board of Genesis Land Development Corporation (TSX: GDC), a residential land developer and home-builder in Calgary, Canada since June 2012.  Since February of 2015, he has been serving on the Board of Directors of JPS Industries, Inc. (OTC: JPST) which is headquartered in Greenville, South Carolina.  Previously he was also a member of the Board of Directors as well as serving as the President, Chief Executive Officer and Executive Chairman of Youbet.com, Inc., in Woodland Hills, California, which was acquired by Churchill Downs Incorporated (NASDAQ: CHDN), based in Louisville, Kentucky.  Following the acquisition of Youbet.com, he served on the Board of Directors of Churchill Downs, Inc. from 2010 to 2012.  From 2005 to 2011, Mr. Brodsky was the managing partner of New World Opportunity Partners, LLC, a private investment firm in Chicago, Illinois.  Mr. Brodsky received a Bachelor of Arts degree from Syracuse University, a law degree from Northwestern University School of Law and a Masters in Business Administration from the JL Kellogg Graduate School of Management School of Business at Northwestern University.  We believe Mr. Brodsky’s broad operating and management expertise, knowledge of the gaming sector, as well as his experience with public company governance, will enable him to make valuable contributions to our Board of Directors.

Timothy G. Ewing, 54.  Mr. Ewing, a Chartered Financial Analyst, is the managing partner of Ewing & Partners and the manager of Value Partners, Ltd., a private investment partnership formed in 1989, and of the Endurance Partnerships, private investment partnerships formed in 2001.  Mr. Ewing has been a member of the board of directors of Cherokee, Inc. (NASDAQ:  CHKE) in Sherman Oaks, California since 1997 and AccuTex Investments LLC in Dallas, Texas since 2012.  In addition, he is the past chairman of the board and serves on the Chairman’s Council of the Perot Museum of Nature & Science in Dallas, Texas.  He serves on the board of trustees of the Baylor Healthcare System Foundation and the advisory board of the University of Texas at Dallas’ Holocaust Studies Program.  We believe Mr. Ewing’s financial expertise as managing partner of a private investment firm, as well as sitting on other boards, will enable him to make important contributions to our Board of Directors.

David E. Goldberg, 47.  Mr. Goldberg is presently Chief Executive Officer, President and a Director of ScoreBig.com, a privately-held company based in Los Angeles, California, that is the live entertainment industry’s first online marketplace for the safe and secure liquidation of unsold ticket inventory, since 2013.  Since 2012, he has also been a partner in Spring Valley Partners, a boutique consulting firm, based in Washington, D.C., providing advisory work in a variety of industry verticals including gaming, ticketing, interactive media and more.  He served as Chief Operating Officer and then President and Chief Executive Officer of YouBet.com, Inc. from October 2008 to June 2010.  Previously, Mr. Goldberg had been a consultant with YouBet since August 2008.  From 2003 to August 2008, Mr. Goldberg served as an Executive Vice President of Ticketmaster, located in Los Angeles, California where, through the Office of the Chief Executive Officer, he shared responsibilities for overall leadership of the company.  Prior to joining Ticketmaster in 2003, Mr. Goldberg served as Executive Vice President of Corporate Development for Sportvision, a private, interactive sports technology and marketing company based in Chicago, Illinois, and was a co-founder and Executive Vice President of Tunes.com, a Chicago-based closely-held company.  We believe Mr. Goldberg’s extensive business background will be a valuable addition to our Board of Directors.

Brooks H. Pierce, 53.  Mr. Pierce is currently the Chief Executive Officer of BHP Consulting Group, LLC, a private leadership development consulting company in Wilmington, Delaware.  Prior to leading his consulting business, Mr. Pierce was employed in the gaming and wagering business for 25 years.  Mr. Pierce was most recently the Chief Revenue Officer for the gaming division of Scientific Games (NASDAQ:  SGMS), a global lottery technology and research company headquartered in Las Vegas, Nevada. From 2010 to 2012, Mr. Pierce was the Chief Business Development Officer for Sportech PLC (LSE:  SPO), a UK-based gaming equipment and systems supplier.  From 1991 to 2010, Mr. Pierce held various roles within Scientific Games Corporation including Senior Vice President of Marketing and President of Scientific Games Racing. Mr. Pierce is currently a Member of the Advisory Board of Leading Edge Ventures, a Wilmington, Delaware based venture capital fund. Mr. Pierce received his BA from the University of Delaware and obtained a certificate from the Columbia Business School Senior Executive Program. We believe that Mr. Pierce’s experience in the gaming industry make him a strong candidate for TWC’s Board of Directors.

Rami S. Ramadan, 65.  Mr. Ramadan has served as CEO and CFO since July 12, 1999 and President since August 2000. His most recent prior position was Executive Vice President of Finance for the privately-owned Ian Schrager Hotels, in New York, New York, from November 1997 to July 1999. Prior to that, Mr. Ramadan held senior financial positions with Hyatt Hotels (NYSE: H), based in Chicago, Illinois, from January 1994 to November 1997, Euro Disney (Euronext: EDL) from October 1990 to December 1993 and Le Méridien Hotels, a French-based company, from September 1975 to September 1990.  We believe by virtue of his position as CEO and CFO, Mr. Ramadan can readily share with the Board of Directors any and all matters pertaining to the operation of the Company.

The Board of Directors recommends that you vote “FOR” the election of the above nominees for director.

Board of Directors Meetings and Committees of the Board

The Company’s Board of Directors, which is chaired by Mr. Brodsky in a non-executive role, has responsibility for establishing broad corporate policies and oversight of the overall performance of TWC and is not involved in the day-to-day operating details of the Company’s business.  Members of the Board are kept informed of the Company’s business through various documents and reports provided by Mr. Ramadan, the Company’s President and CEO, and other officers of the Company and by participating in Board and Board committee meetings.  Each director has access to all books, records and reports of TWC, and members of management are available at all times to answer any director’s questions.

The Chairman of the Board organizes Board activities to enable the Board to effectively provide guidance to, and oversight and accountability of, management.  To fulfill that role, the Chairman, among other things, creates and maintains an effective working relationship with the President and CEO and other members of management and with the other members of the Board; provides the President and CEO ongoing direction as to Board needs, interests and opinions; and assures that the Board agenda is appropriately directed to the matters of greatest importance to the Company.  In carrying out his responsibilities, the Chairman preserves the distinction between management and oversight, maintaining the responsibility of management to develop and execute corporate strategy and the responsibility of the Board to review and express its views on corporate strategy.  The functions of the Chairman include:

• presiding over all meetings of the Board of Directors and shareholders, including regular executive sessions of the Board in which the management director and other members of management do not participate;

• advising Committee chairs, in consultation with the President and CEO, on meeting schedules, agenda and information needs for the Board committees;

• coordinating periodic review of management’s strategic plan for the Company;

• coordinating the annual performance review of the President and CEO and other key senior managers;

• consulting with Committee Chairmen about the retention of advisors and experts;

• acting as the principal liaison between the independent directors and the President and CEO on sensitive issues;

• working with the Nominating Committee to develop and maintain the agreed-on definitions of the role of the Board and the organization, processes and governance guidelines necessary to carry it out;

• after consulting with other Board members and the President and CEO, making recommendations to the Nominating Committee as to the membership of various Board Committees and Committee Chairmen; and,

• performing such other duties and services as the Board may require.

                                                The Board holds biweekly telephone conference calls and meets in person on an as-needed basis.  The Board has established several committees, described below, which also meet on an as-required basis during the year.  The Board met via conference calls fourteen times throughout the year, in person three times, and conducted business by written consent three times during the Company’s fiscal year ended December 31, 2014.  No director attended fewer than 75% of the total number of meetings of the Board or meetings of committees of the Board during the year ended December 31, 2014.  While the Company has no policy relating to director attendance at the Company’s Annual Meeting of shareholders, directors are encouraged to attend.  All of the Company’s directors at that time attended the 2014 Annual Meeting of Shareholders that was held on June 25, 2014.  None of our directors have been involved in any legal proceedings that are material to an evaluation of the ability or integrity of any director.

The Board of Directors of TWC is authorized by its bylaws to elect members of its Board to committees of the Board which may be necessary or appropriate for the conduct of the business of the Company.  Membership on each committee is determined by the Board of Directors subsequent to each Annual Meeting of shareholders.  Due to the change in the Board’s slate of nominees for this Annual Meeting, membership on the Board committees will change and the Board member who has opted not to run for a Board seat this year will be replaced on his respective committee subsequent to this year’s Annual Meeting.  At December 31, 2014, TWC had the following three committees:

Audit Committee.  The Audit Committee has the responsibilities set forth in the Company’s Audit Committee Charter.  It reviews and approves internal accounting controls, internal audit operations and activities, the Company’s annual report and audited financial statements, the selection of the Company’s independent auditors, the activities and recommendations of the Company’s independent auditors, material changes in the Company’s accounting procedures, the Company’s policies regarding conflicts of interest and such other matters as may be delegated by the Board.  The Board has determined that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the audit committee. The Audit Committee is composed of Mr. Bennett, the Committee’s Chairman, and Messrs. Brodsky and Sterrett, all of whom are non-employee, “independent” directors, with Mr. Bennett serving as the “audit committee’s financial expert.”  The Audit Committee met twice in person and conferred by telephone conference call four times in 2014.

A copy of the Company’s Audit Committee Charter, which was originally approved by the Board of Directors on May 14, 2004 and was amended by the Audit Committee and approved by the Board of Directors on April 12, 2013, is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Compensation Committee.  The Compensation Committee, whose responsibilities are enumerated in the Company’s Compensation Committee Charter, sets the compensation for executive officers of the Company and sets the terms of grants of awards under the Company’s 2014 Equity Plan, and any other equity-based compensation plans adopted by the Company.  The Compensation Committee has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement.  It also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisers.  No compensation consultant was employed during 2014.  Additional information on the roles and responsibilities of the Compensation Committee is provided in Item 11. “Executive Compensation” in the Form 10-K for the year ended December 31, 2014, which accompanies this Proxy Statement and which Item is incorporated herein by reference.  The Compensation Committee is composed of Mr. Batzer (who is not independent) and Messrs. Bennett, the Committee’s Chairman, and Mr. Ewing, both of whom are considered to be “independent” as described above under “Corporate Governance Guidelines” and qualified as “outside” directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.  The Compensation Committee met twice in person and conferred by telephone conference call seven times in 2014.

A copy of the Company’s Compensation Committee Charter, which was originally approved by the Board of Directors on May 14, 2004 and was amended by the Compensation Committee and approved by the Board of Directors on April 12, 2013, is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Nominating Committee.  The Nominating Committee reviews, evaluates and recommends candidates for the Board, oversees and evaluates the Board and Company’s management appointments, selects Board committee chairs and membership, and performs any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with the Committee’s Charter, the Company’s Bylaws and applicable law.  The Nominating Committee, composed of Messs. Batzer, the Committee’s Chairman and Goldberg (who are not independent), and Mr. Ewing, met twice in person and conferred by telephone conference call three times in 2014.

The nominees for election to our Board of Directors at the 2015 Annual Meeting were formally nominated by the Nominating Committee and were approved by the Board of Directors on March 6, 2015.  Each of the nominees, with the exception of Brooks H. Pierce, who does not currently sit on the Board, participated in the vote of the Board of Directors approving the director nominees.  Mr. Pierce has been added to the slate of Board nominees for election to our Board of Directors at the 2015 Annual Meeting and will fill the vacancy to be left by Mr. Sterrett who did not seek re-election this year.

A copy of the Company’s Nominating Committee Charter, which was originally approved by the Board of Directors on May 14, 2004, and was amended by the Nominating Committee and approved by the Board of Directors on April 12, 2013, is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

There were no transactions or relationships between the directors or any members of their immediate families (or any entity of which a director or immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates except as set forth below in the section entitled “Certain Transactions.”

Compensation of Directors

In 2014, our non-employee directors’ compensation included a cash retainer fee of $10,000 per quarter, per member. In addition, the non-executive Chairman of our Board receives an additional $1,250 per quarter, while each chairman of our three Committees receives an additional $625 per quarter. To recognize the burden and importance of the Audit Committee, each member of this Committee is compensated an additional $1,250 per quarter. All members of the Board are reimbursed for out-of-pocket expenses in connection with attending Board meetings in person. The only full-time employee director of our Company does not receive any fees for board or committee meetings. Non-employee directors are entitled to participate in the 2014 Equity Plan.

The following table sets forth information concerning compensation paid or accrued by our Company to each member of the Board of Directors during the year ended December 31, 2014. As an employee-director, Mr. Ramadan received no compensation for his board memberships. His compensation is fully reported in the Summary Compensation Table in the section “Management Compensation,” below.

Name	Fees Earned or Paid in Cash (1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings (2)	All Other Compensation	Total
Geoffrey B. Baker (3)	$22,538	$--	$--	$--	$--	$23,260	$45,798

Patrick J. Bennett, Sr.	$42,500	$--	$--	$--	$2,500	$--	$45,000
Michael B. Brodsky	$42,500	$--	$--	$--	$2,500	$--	$45,000
Timothy G. Ewing	$38,750	$--	$--	$--	$2,500	$--	$41,250
Julio E. Heurtematte, Jr. (4)	$22,538	$--	$--	$--	$--	$23,260	$45,798
Malcolm M.B. Sterrett	$45,000	$--	$--	$--	$2,500	$--	$47,500
Max W. Batzer (5)	$--	$--	$--	$--	$21,771	$--	$21,771
David E. Goldberg (6)	$19,271	$--	$--	$--	$1,250	$--	$20,521

(1)          Includes payment of directors’ retainer fees for service on the Board of the Company.  Also includes the payment of fees for service as Chairman of the Board, as chairman of a Board committee and for service on the Audit Committee.

(2)          Pursuant to the Company’s adoption of the Deferred Compensation Plan in June 2006, each director elected to defer all or a portion of his quarterly retainer.

(3)          Mr. Baker did not stand for re-election to the Board of Directors on June 25, 2014.  Other compensation consists of the value of 6,985 shares issued to Mr. Baker, pursuant to the termination of his participation in the Deferred Compensation Plan.

(4)          Mr. Heurtematte did not stand for re-election to the Board of Directors on June 25, 2014. Other compensation consists of the value of 6,985 shares issued to Mr. Heurtematte, pursuant to the termination of his participation in the Deferred Compensation Plan.

(5)          Mr. Batzer was elected to the Board of Directors on June 25, 2014.

(6)          Mr. Goldberg was elected to the Board of Directors on June 25, 2014.

Report of the Audit Committee

                                               The following Report of the Audit Committee does not constitute soliciting material and should not be deemed “filed” with the SEC or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee, comprised of independent directors, met separately with the Company’s independent registered public accounting firm (the “independent auditors”), management and internal auditors to assure that all were carrying out their respective responsibilities. The Audit Committee discussed with, and received a letter from, the independent auditors confirming their independence. Both the independent auditors and the internal auditors had full access to the Audit Committee, including the ability to meet with the Audit Committee without management present.

The Audit Committee met with the independent auditors to discuss their fees and the scope and results of their audit work, including the adequacy of internal controls and the quality of financial reporting.  The Audit Committee also discussed with the independent auditors their judgments regarding the quality and acceptability of the Company’s accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

                                               The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2014 with management.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16 “Communications with Audit Committees,” as may it be modified or supplemented.  The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by the Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rules and Standards (Rule 3526, Communication with Audit Committees Concerning Independence), as it may be modified or supplemented, and has discussed with the independent accountant, the independent accountant’s independence.

                                               In undertaking its oversight function, the Audit Committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent public accounting firm included in their report on the Company’s financial statements. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external or internal audits, whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or on the effectiveness of the system of internal control.

                                               Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

By the Committee:

Patrick J. Bennett, Sr., Chairman
Michael B. Brodsky
Malcolm M.B. Sterrett

BENEFICIAL OWNERSHIP OF COMMON STOCK

BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Voting Record Date of May 12, 2015, unless otherwise noted, (a) by each shareholder who is known by the Company to own beneficially more than 5.0% of the outstanding Common Stock, (b) by each director who is also a nominee for director, (c) by each nominee for director, (d) by each executive officer named in the Summary Compensation Table which is set forth in the Company’s Form 10-K for the year ended December 31, 2014 and is incorporated herein by reference, and (e) by all named executive officers and directors as a group.  Unless otherwise noted, each of the shareholders listed in the table or included within a group listed in the table possesses sole voting and investment power with respect to the shares indicated subject to community property laws where applicable. The business address for each director, director nominee and named executive officer of the Company is 545 Fifth Avenue, Suite 940, New York, New York 10017.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Ownership (1)

Value Partners, Ltd. (2)	3,326,679	37.7%
Wynnefield Funds (3)	2,349,577	26.6
Miller Funds (4)	2,129,229	24.1
Rami S. Ramadan (5)	197,010	2.2
Julio E. Heurtematte, Jr. (6)	31,014	*
Malcolm M.B. Sterrett (7)	34,227	*
Geoffrey B. Baker (8)	31,014	*
Timothy G. Ewing (9)	3,350,410	37.9
Patrick J. Bennett, Sr. (10)	9,680	*
Michael B. Brodsky (11)	4,699	*
Max W. Batzer (12)	13,107	*
David E. Goldberg (13)	3,113	*
All current directors and the named executive officer as a group (7 persons) (14)	3,612,246	39.9%

* Less than 1% of the issued and outstanding shares of the Company’s Common Stock.

(1)          The percentage of outstanding shares is based on 8,821,205 shares outstanding as of May 12, 2015 and, for certain individuals and entities, on reports filed with the SEC or on information provided directly to our Company by such individuals or entities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from May 12, 2015 upon the exercise of options. Each beneficial owner’s percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) are exercisable within 60 days from May 12, 2015 have been exercised. Included are shares of Common Stock issuable upon the exercise of options to purchase the Company’s Common Stock.

(2)          Value Partners, Ltd. is a Texas limited partnership, managed by Ewing & Partners, whose business address is 5646 Milton Street, Suite 880, Dallas, Texas 75206. Mr. Timothy G. Ewing, a director of TWC, is the controlling person of Value Partners, Ltd.

(3)          Wynnefield Partners Small Cap Value LP and Wynnefield Partners Small Cap Value LP I are managed by Wynnefield Capital Management, LLC, while Wynnefield Small Cap Value Offshore Fund, Ltd is managed by Wynnefield Capital, Inc.  Wynnefield Capital Management, LLC (“WCM”) and Wynnefield Capital, Inc. (“WCI”) are private investment firms, whose same address is 450 Seventh Avenue, Suite 509, New York, New York 10123.  Nelson Obus and Joshua Landes share voting and investment control over the portfolio securities of WCM and WCI.  Mr. Obus and Mr. Landes each beneficially own 2,349,577 shares of Common Stock.  Of the beneficial ownership total, 1,335,353 of these said shares were acquired as a result of their participation in TWC’s two private placements.  Currently, Wynnefield Small Cap Value Offshore Fund, Ltd. beneficially owns 462,968 shares of Common Stock; Wynnefield Partners Small Cap Value LP I beneficially owns 1,129,146 shares of Common Stock; and Wynnefield Capital Management, LLC beneficially owns 757,463 shares of Common Stock.

(4)          Trust A-4 – Lloyd I. Miller, Milfam II L.P., LIMFAM LLC, and Lloyd I. Miller – IRA, collectively referred to as the “Miller Funds,” whose address is 222 Lakeview Avenue, Suite 160-365, West Palm Beach, Florida 33401, is controlled and managed by Mr. Lloyd I. Miller III, who currently beneficially owns, through these holdings, 2,129,229 shares of the Company’s Common Stock.  The Trust A-4 – Lloyd I. Miller fund beneficially owns 1,319,895 shares of Common Stock; the Milfam II, L.P. fund beneficially owns 641,667 shares of Common Stock; the LIMFAM LLC fund beneficially owns 166,667 shares of Common Stock; and the Lloyd I. Miller – IRA fund beneficially owns 1,000 shares of Common Stock.

(5)          Consists of 13,500 shares of Common Stock, 200,000 shares subject to incentive stock options granted to Mr. Ramadan, of which 50,000 have vested, 133,510 shares issuable under the Deferred Compensation Plan, plus 75,000 shares of restricted stock, none of which have vested. (See “Item 11.  Executive Compensation,” above.)

(6)          Mr. Heurtematte did not stand for re-election to the Board of Directors on June 25, 2014.   Mr. Heurtematte holds 31,014 shares of Common Stock, 6,985 shares of which were issued under the Deferred Compensation Plan, for which he had contributed quarterly a portion of his retainer fees.

(7)          Includes 24,029 shares of Common Stock and 25 shares of Common Stock subject to non-qualified ten-year options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through June 30, 2006, all of which were fully vested on the dates of grant.  Effective the quarter ended September 30, 2006, as part of Mr. Sterrett’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of an increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan.  In April 15, 2015, Mr. Sterrett was granted five-year stock options to purchase 10,000 shares of the Company’s Common Stock, of which 2,500 have vested.  He also has 7,598 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer fees.

(8)          Mr. Baker did not stand for re-election to the Board of Directors on June 25, 2014.   Mr. Baker holds 31,014 shares of Common Stock, 6,985 shares of which were issued under the Deferred Compensation Plan, for which he had contributed quarterly a portion of his retainer fees.

(9)          Mr. Timothy G. Ewing is the managing partner of Ewing & Partners, which manages Value Partners, Ltd.  His beneficial ownership includes 3,326,679 shares of Common Stock, held by Value Partners, Ltd. (See also Note (2) above).  Effective the quarter ended September 30, 2006, as part of Mr. Ewing’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of an increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan.  In addition to his beneficial ownership of Value Partners, in April 15, 2015, Mr. Ewing was granted five-year stock options to purchase 10,000 shares of the Company’s Common Stock, of which 2,500 have vested.  He also has 21,231 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer fees.

(10)    Mr. Patrick J. Bennett, Sr., who was appointed on February 6, 2013 to fill a vacancy on our Board of Directors, holds 5,000 shares of Common Stock.  In April 15, 2015, Mr. Bennett was granted five-year stock options to purchase 10,000 shares of the Company’s Common Stock, of which 2,500 have vested.  He also has 2,180 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer fees.

(11)    Mr. Michael B. Brodsky, who was appointed on September 6, 2013 to fill a vacancy on our Board of Directors, was granted in April 15, 2015, five-year stock options to purchase 10,000 shares of the Company’s Common Stock, of which 2,500 have vested.  He also has 2,199 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer fees.

(12)    Mr. Max W. Batzer, who was elected on June 25, 2014 to fill a vacancy on our Board of Directors, was granted in April 15, 2015, five-year stock options to purchase 10,000 shares of the Company’s Common Stock, of which 2,500 have vested.  He also has 10,607 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly his entire retainer.

(13)    Mr. David E. Goldberg, who was elected on June 25, 2014 to fill a vacancy on our Board of Directors, was granted in April 15, 2015, five-year stock options to purchase 10,000 shares of the Company’s Common Stock, of which 2,500 have vested.  He also has 613 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer.

(14)    Includes only directors (including Mr. Ramadan, the named executive officer) serving on the Board of Directors as of May 12, 2015. See Notes (5), (7), (9), (10), (11), (12) and (13) above.

Equity Compensation Plan Information

The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors) in effect as of May 12, 2015.

Plan category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)

Equity compensation plans approved by security holders (1)	595,125	$3.41	460,750

Equity compensation plans not approved by security holders (2)

Total	595,125	$3.41	460,750

(1)          Represents all the outstanding options issued under the 2014 Equity Plan and previous equity compensation plans.

(2)          Does not include accruals made under the Company’s Deferred Compensation Plan for directors and qualified employees who may only receive such amounts in shares of the Company’s Common Stock upon elected deferment terms.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC and the Financial Industry Regulatory Authority, Inc. (formerly, the National Association of Securities Dealers, Inc.) (“FINRA”) by certain dates.  Officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

As of May 12, 2015, Value Partners held 37.7% of our issued and outstanding Common Stock.  Mr. Ewing, one of our directors, can be considered to be a controlling person of Value Partners, and by virtue of his ownership of 10,000 five-year stock options, granted in April 15, 2015, 2,500 of which have vested, and an additional 21,231 shares of Common Stock that will be issued under the Deferred Compensation Plan, Mr. Ewing beneficially owned at such date, in the aggregate, 37.9% of our issued and outstanding stock.

Wynnefield Small Cap Value Offshore Fund, Ltd, Wynnefield Partners Small Cap Value LP and Wynnefield Partners Small Cap Value LP1 (collectively known as “Wynnefield Funds”) participated in the Company’s two private equity placements.  As of May 12, 2015, Wynnefield Capital held 26.6% of our issued and outstanding Common Stock.

As of May 12, 2015, Mr. Lloyd I. Miller, III, through his control of the funds, Trust A-4 – Lloyd Miller, Lloyd I. Miller IRA, Milfam II, L.P. and LIMFAM LLC (collectively the “Miller Funds”), held 24.1% of our issued and outstanding Common Stock.

We know of no other person or entity who owns 10% or more of the Company’s Common Stock.

Based solely on review of the copies of such forms either filed by us on behalf of our directors and named executive officer, or furnished to us, we believe that all applicable Section 16(a) filing requirements were satisfied by our directors and named executive officer during 2014.

MANAGEMENT COMPENSATION

The Company hereby incorporates by reference all of the information set forth in “Item 11. Executive Compensation” in the Form 10-K for the year ended December 31, 2014 as filed by Company with the Securities and Exchange Commission (SEC File No. 000-25244) on March 11, 2015, a copy of which is enclosed with this proxy statement as part of the 2014 Annual Report to Stockholders.  The following disclosure may be found on the noted pages in the Form 10-K:

Topic	Page in Form 10-K

Executive Compensation	61
Compensation Discussion and Analysis	61
Effects of Compensation Programs on Risk	64
Compensation Committee Interlocks and Insider Participation	64
Summary Compensation Table	65
Equity Compensation Plans	66
Outstanding Equity Awards at Fiscal Year End	67
Option Exercises and Stock Vested	67
Nonqualified Deferred Compensation	67
Employment and Change in Control Agreements	68
Severance Agreement	68
Potential Payments upon Termination of Employment or a Change in Control	69
Director’s Compensation	70

Compensation Risk Assessment

The Company does not believe that TWC currently has overall compensation practices that are reasonably likely to have a material adverse effect on the Company.  The Compensation Committee reviewed the compensation policies and practices for all employees, including executive officers.  The Compensation Committee considered whether the compensation program encouraged excessive risk taking by employees at the expense of long-term Company value.  Based upon its assessment, the Compensation Committee does not believe that the compensation program encourages excessive or inappropriate risk-taking.  The Compensation Committee believes that the design of the compensation program, which includes a mix of annual and long-term incentives, cash and equity awards and retention incentives, is balanced and does not motivate imprudent risk-taking.  The compensation program does not include “claw-back” provisions of incentive-based compensation from current or former executive officers following a restatement of the Company’s financial statements triggered by material non-compliance with any financial reporting requirements under applicable federal securities laws.

Say on Pay.  At the 2014 Annual Meeting, the Company’s stockholders cast a non-binding advisory vote regarding the compensation of the Company’s named executive officers as disclosed in the proxy statement for the 2014 Annual Meeting of Stockholders.  The proposal received overwhelming support with more than 97.4% of the shares voted being cast in favor of the proposal.  The Board of Directors appreciates this show of support, which reaffirms to the Board that the Company’s current management compensation policies and programs work to support our stockholders’ objectives.  The Company believes the philosophy and objectives of its management compensation program, as well as the implementation of the elements of the compensation program, are appropriately geared towards aligning the interests of management with the stockholders to drive stockholder value.  No changes were made to the structure of the Company’s core management compensation programs in 2014.

CERTAIN TRANSACTIONS

The Company recognizes that relationships between the Company and outside entities can present potential or actual conflicts of interest.  Accordingly, the Company has a written Code of Ethics (“Code”) that requires executive officers to report actual and potential conflicts of interest.  Outside activities covered by the policy include those activities involving any director, executive officer, employee or members of their immediate families.

Each director and executive officer of the Company annually completes and submits to the Company a Director and Officer Questionnaire (the “D&O Questionnaire”).  The D&O Questionnaire requests, among other things, information regarding whether any director, executive officer or their immediate family members had an interest in any transaction, or proposed transaction, with the Company, or has a relationship with another entity or person which had or proposes to enter into such a transaction.

Management reviews the D&O Questionnaires to identify any potential conflict transactions.  All relevant relationships and any transactions, along with payables and receivables, are compiled for each person and affiliation.  If a conflict transaction is identified, management submits a report of the affiliation, relationship, transaction and appropriate supplemental information to the Audit Committee, which is comprised of independent directors, for its review.  Directors and executive officers are required to promptly advise the Company of any change in the information provided in their D&O Questionnaires. Management, with the advice of special counsel, is responsible for determining whether or not an actual or potential conflict of interest exists and establishing any controls required.

Item 404(a) of Securities and Exchange Commission’s Regulation S-K (“Item 404(a)”) provides for the disclosure of transactions involving amounts exceeding $120,000 in which the Company is a participant and in which a “related person” has a direct or indirect material interest (“related person transaction”).  The term “related person” is defined by Item 404(a) and includes directors, executive officers, director nominees, shareholders owning five percent or greater of the Company’s outstanding Common Stock and their immediate family members.  Management reviews the D&O Questionnaire in light of this Regulation in order to determine whether disclosure is required in the Proxy Statement.

No transactions concerning the Company’s directors, executive officers, the 5% beneficial holders, or immediate family members of these individuals require disclosure under Item 404(a) in this proxy statement.  However, see the discussion under “Information With Respect To Nominees For Director - Election of Directors” regarding the agreement among the Company and its largest stockholders and “Stockholder Proposals” below.

PROPOSAL #2 – ADVISORY VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

On January 25, 2011, the Securities and Exchange Commission adopted amendments to its disclosure rules and forms to implement Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”), which added Section 14A to the Securities Exchange Act of 1934.  The new section requires public companies subject to the federal proxy rules to: (i) provide their shareholders with an advisory vote on the compensation of the executive officers named in the Summary Compensation Table of the Company’s Form 10-K (the “named executive officers” or “NEOs”), generally known as “Say-on-Pay” votes; (ii) provide their shareholders with an advisory vote on the desired frequency of Say-on-Pay votes, which must be no less frequently than once every three calendar years; and (iii) provide their shareholders with an advisory vote on compensation arrangements and understandings in connection with merger transactions, known as “golden parachute” arrangements.

These votes are non-binding; however, because the Compensation Committee and the Board of Directors of the Company value stockholder input, they will consider the outcome of the vote when making compensation decisions.

At our 2013 Annual Meeting of stockholders held on June 18, 2013, our stockholders by their advisory vote indicated a majority preference that the Company include a non-binding stockholder advisory vote on the compensation of our named executive officers in our proxy materials on an annual basis. Consequently, our Board of Directors has determined that it is in the best interests of our stockholders to solicit a non-binding stockholder advisory (or “say-on-pay”) vote on the compensation of our named executive officers every year. Accordingly, this year, the Company is again asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement.

As more fully discussed in “Item 11. Executive Compensation – Compensation Discussion and Analysis – Overview of Compensation Philosophy and Program” in the Company’s Form 10-K, our compensation philosophy is to provide compensation to our executive officers that is competitive in the marketplace in order to attract and retain qualified and experienced officers.

The compensation of our NEOs, including the various components of such compensation, is determined by our Compensation Committee.  The Compensation Committee consists solely of non-employee directors, a majority of whom meet all applicable requirements to be considered “ independent.” In addition, the Compensation Committee may use, from time to time, independent outside consulting firms that provide information regarding the compensation paid by our industry peer group.  However, neither the Compensation Committee nor the Board engaged a compensation consultant during the year ended 2014.

When setting the compensation of our NEOs, the Compensation Committee generally targets compensation that is comparable with our peer group with respect to each of the components of compensation.  The compensation we provide to our named executive officers primarily consists of the following: (i) annual base salary; (ii)  annual cash bonus; (iii) stock options; (iv) profit sharing plans; (v) to a lesser extent, restricted stock awards; and (vi) other forms of compensation as approved by the Compensation Committee.

In addition, we have disclosed in the section “Executive Compensation - Employment and Change of Control Agreements” and “Compensation Discussion and Analysis - Employment/Severance Agreements” of our Form 10-K information regarding the compensation that would accrue to Mr. Rami Ramadan, our President and CEO, in the event of a change of control of the Company.  Mr. Ramadan is the only named executive officer who has such an arrangement with the Company.  As of the Voting Record Date, the Company was not engaged in any discussions that could lead to a change in control of the Company.

To that end, our NEOs receive a mix of base salary, annual bonuses and long-term equity awards, all of which are reviewed at least annually by the Compensation Committee.  Because of the structure of our compensation packages, a significant portion of our NEOs’ total potential compensation can be considered to be “at risk.”  Please refer to the Form 10-K for more information.

At the 2014 Annual Meeting of Stockholders, the Company’s stockholders cast a non-binding advisory vote regarding the compensation of the Company’s named executive officers as disclosed in the proxy statement for that meeting.  The Company’s stockholders overwhelmingly approved the proposal with more than 97.4% of the shares voted being cast in favor of the proposal.

We are requesting your vote on the following resolutions:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in Item 11 of the Company’s Form 10-K for the year ended December 31, 2014, including in the “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion set forth therein, is hereby approved on an advisory basis.”

and

“RESOLVED, that the compensation that may be paid to Mr. Rami Ramadan, the Company’s President and Chief Executive Officer, in the event of a change of control of the Company, as disclosed pursuant to Item 402 of Regulation S-K in Item 11 of the Company’s Form 10-K for the year ended December 31, 2014, including in the “Compensation Discussion and Analysis,” the “Employment and Change of Control Agreements” and the “Employment/Severance Agreements” sections, the compensation tables and the narrative discussion set forth therein, is hereby approved on an advisory basis.”

The Board of Directors recommends a vote “FOR” these resolutions.

PROPOSAL #3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Change in Independent Accountants. On June 30, 2014, KPMG LLP acquired substantially all of the assets of Rothstein Kass and Company, P.C. and certain of its affiliates (“Rothstein Kass”). On that same date, Rothstein Kass effectively resigned as the Company’s independent registered public accounting firm.

As a result of this transaction, our Audit Committee recommended to our Board of Directors the acceptance of, and the Board of Directors of the Company accepted, the resignation of Rothstein Kass as the independent registered public accounting firm for the Company on July 2, 2014.  During the Company’s two most recent fiscal years ended December 31, 2013 and through the subsequent interim period preceding the resignation of Rothstein Kass, the Company did not have any disagreements with Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein Kass, would have caused them to make reference to the subject matter of the disagreements in connection with their audit reports.  In addition, during the two most recent fiscal years ended December 31, 2013 and through the subsequent interim period preceding the resignation, no reportable events, as set forth in Item 304(a)(1)(v) of Regulation S-K, had occurred. The audit reports of Rothstein Kass on the Company’s consolidated financial statements for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

On July 2, 2014, our Audit Committee recommended to the full Board, and the full Board approved the engagement of WithumSmith+Brown, P.C. (“WS+B”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ending December 31, 2014 and to provide certain non-audit services. The Company engaged WS+B effective on July 3, 2014.

The Board of Directors of the Company, on the recommendation of the Audit Committee of the Board, has appointed WS+B, independent registered public accountants, to perform the audit of the Company’s financial statements for the year ending December 31, 2015, and further directed that the selection of accountants be submitted for ratification by the stockholders at the Annual Meeting.

Before re-engaging WS+B for fiscal 2015, the Audit Committee considered matters such as their experience, integrity, independence and objectivity; the quality and candor of their ongoing discussions with the Audit Committee; the past performance of the lead audit partner and the audit team; and the relative value and quality of services received for fees paid. The Audit Committee’s executive sessions with the Company’s internal auditor included such things as reviewing and approving the proposed annual scope and related budget for internal audit activities, and discussing the findings of the internal audits of the Company’s operations, its corporate internal control systems, cyber-security risks and the adequacy of internal audit staffing levels. The Audit Committee obtained management’s views regarding WS+B’s responsiveness and objectivity, and the value for fees paid.

Accounting Services. WS+B and before it, Rothstein Kass, our principal independent accountants, provided audit and non-audit services to the Company in 2014 and 2013, which are described below.  WS+B conducted the year-end audit for the fiscal year ended December 31, 2014, while Rothstein Kass completed the prior year’s audit.  We have been advised by both WS+B and Rothstein Kass that neither that the two firms nor any of its associates has any relationship with our Company or its subsidiaries other than the usual relationship that exists between independent accountants and clients.

WS+B provided audit and non-audit services to the Company in 2014, which are described below. It is not anticipated that WS+B will have a representative at the Annual Meeting.

All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Rothstein Kass was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of specifically described audit, audit-related and tax services by the Committee on an annual basis. Individual engagements that are anticipated to exceed pre-established thresholds will be considered on a case by case basis.

The Company pays its independent registered public accountants for various services provided during the year, as follows:

Audit Fees.  This category includes fees for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q and services that were normally provided in connection with statutory and regulatory filings or engagements.  The audit fees were $195,000 for WS+B in connection with June 30, 2014, September 30, 2014 interim reviews and December 31, 2014 year-end audit.  The audit fees for Rothstein Kass were $210,000 for the year ended December 31, 2013 and $17,000 for the quarter ended March 31, 2014.

Audit-Related Fees.  This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included above under “Audit Fees.”  For the year ended December 31, 2014, there were $15,000 of audit-related fees paid to WS+B, in connection with registration statement filings, issuance of consents, and services related to business acquisitions.

Tax Fees.  This category includes fees for tax compliance and tax return preparation.  The tax fees were $50,000 each for WS+B and Rothstein Kass for the years ended December 31, 2014 and 2013, respectively.

All Other Fees.  This category includes all other fees not included in the above three categories.

Inclusion of this proposal in the proxy statement is not required by the Bylaws of TWC, but is being submitted to stockholders as a matter of good corporate practice.  In the event that stockholders fail to ratify the selection of WS+B, the Audit Committee and the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Board, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of WithumSmith+Brown, P.C. as independent registered public accountants for the fiscal year ending December 31, 2015.

STOCKHOLDER PROPOSALS

Any proposal that a stockholder wishes to have presented at the 2016 Annual Meeting of Stockholders of the Company and included in the proxy materials used by the Company in connection with such meeting must be received at the principal executive office of the Company at 545 Fifth Avenue, Suite 940, New York, New York 10017, no later than January 17, 2016.  Under the current rules of the SEC, a stockholder submitting a proposal is required to be a record or beneficial owner of at least 1% or $2,000 in market value of the Company’s Common Stock and to have held such stock for at least one year prior to the date of submission of the proposal, and he or she must continue to own such shares through the date on which the meeting is held.  If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act it will be included in the Proxy Statement and set forth on the proxy card issued for the 2016 Annual Meeting of Stockholders.  It is urged that any such proposals be sent by certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to the Company’s policy which provides that business must be properly brought before the meeting by, or for the direction of, the Board of Directors, or otherwise properly brought before the meeting by a stockholder.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.  To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company.  A stockholder’s notice shall set forth as to each matter the stockholder proposes to bring before an annual meeting such information.  If the proposal is not made in accordance with the terms of the Company’s policy, such proposal will not be acted upon at the Annual Meeting.  The SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise stockholders how management intends to vote.

ANNUAL REPORTS

A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2014 accompanies this Proxy Statement.  Except for “Item 11. Executive Compensation” of the Form 10-K for the year ended December 31, 2014, which is incorporated herein by reference, such Annual Report is not part of the proxy solicitation materials.

Upon receipt of a written request, the Company will furnish to any stockholder, without charge, a copy of the Company’s Annual Report on Form 10-K for fiscal 2014 required to be filed under the Exchange Act.  Such written requests should be directed to Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.  You may also view the Annual Report on the Company’s website at www.transwc.com under “Investor Relations” or our Form 10-K on the website of the SEC at www.sec.gov.

FORWARD LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding services, product development, product potential or financial performance. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors and cautionary statements in Item 1A. “Risk Factors” and Item 7A. “Quantitative and Qualitative Disclosures About Market Risk” of the Company’s Form 10-K for the year ended December 31, 2014, and in our periodic reports on Form 10-Q and current reports on Form 8-K, if any, which provisions the Company incorporates herein by reference.

OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the proxies named therein to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a Director if the Board’s nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting.  Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the discretion of the persons voting the proxies.

The Company may solicit proxies by mail, advertisement, telephone, facsimile and personal solicitation.  The cost of this solicitation of proxies will be borne by the Company.  The Company will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company’s Common Stock. Directors and executive officers of the Company may solicit proxies personally or by telephone without additional compensation.

By Order of the Board of Directors

Rami S. Ramadan

President and Chief Executive Officer

May 15, 2015

TRANS WORLD CORPORATION May 15, 2015 Dear Stockholder: You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at the law offices of Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007, on Friday, June 26, 2015 at 10:00 am Eastern time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the attached Proxy Statement, the Board unanimously recommends that you vote “FOR” the Board’s nominees for director, “FOR” the non-binding advisory vote on executive compensation, and “FOR” the ratification of WithumSmith+Brown, P.C. as the independent registered public accountants for the Company for the fiscal year ending December 31, 2015. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have. It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the stamped envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend. Your continued support of, and interest in, Trans World Corporation are greatly appreciated. Sincerely, Rami S. Ramadan President and Chief Executive Officer . FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED . THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS REVOCABLE PROXY TRANS WORLD CORPORATION ANNUAL MEETING OF STOCKHOLDERS June 26, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2015 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The undersigned, being a stockholder of Trans World Corporation (the “Company”) as of May 12, 2015, hereby acknowledges the receipt of the Notice of Annual Meeting, the Proxy Statement relating to the subject Annual Meeting and the Annual Report to Stockholders for the year ended December 31, 2014, the terms of each of which are incorporated by reference, and hereby authorizes Rami S. Ramadan or any successors thereto as proxy with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the law offices of Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007, on Friday, June 26, 2015 at 10:00 am Eastern time, and at any adjournment or postponement of said meeting, and thereat to vote all shares the undersigned is entitled to vote and to act with respect to all votes that the undersigned would be entitled to cast, if then personally present. This proxy revokes all prior proxies with respect to the Annual Meeting. If your address has changed, please correct the address in the space provided below. _________________________________________________ _________________________________________________ I PLAN TO ATTEND THE ANNUAL MEETING: YES NO _________________________________________________ (Continued, and to be marked, dated and signed, on the other side.)

TRANS WORLD CORPORATION X THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS. YOU MUST SIGN AND DATE ON THE SIGNATURE LINE AT THE BOTTOM OF THIS CARD FOR YOUR VOTE TO BE COUNTED! PLEASE RETURN YOUR PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. . FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED . Please mark your votes SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED, BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” ALL OF THE PROPOSALS BELOW. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING AS DESCRIBED IN THE PROXY STATEMENT. like this FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”: 1. Election of Directors 2. PROPOSAL on the advisory vote on the resolutions regarding compensation of the named executive officer, including compensation to the CEO on a change in control. (1) Max W. Batzer (2) Patrick J. Bennett, Sr. (3) Michael B. Brodsky (4) Timothy G. Ewing (5) David E. Goldberg (6) Brooks H. Pierce (7) Rami S. Ramadan FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote for ALL nominees 3. PROPOSAL to ratify the appointment by the Board of Directors of WithumSmith+Brown, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015. 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. FOR AGAINST ABSTAIN COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature Signature, if held jointly Date , 2015. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. (Instruction: To withhold authority to vote for any individual nominee, mark the “For all Nominees” box and draw a line through that specific nominee’s name in the list above.)